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                                                                   EXHIBIT 10.17

                    FIRST AMENDMENT TO AGREEMENT OF SUBLEASE

         THIS FIRST AMENDMENT TO AGREEMENT OF SUBLEASE (this "AMENDMENT") effective as of March 19, 2003 (the "EFFECTIVE DATE"), is entered into by and between MONRO MUFFLER BRAKE, INC., a New York corporation (the "SUBTENANT") and MONRO LEASING, LLC, a Delaware limited liability company, (the "SUBLANDLORD").

         WHEREAS, the Sublandlord and Subtenant are parties to that certain Agreement of Sublease dated as of September 15, 1998 (as amended, modified, or supplemented, the "SUBLEASE");

         WHEREAS, the Sublandlord desires to extend the Termination Date of that certain of that certain Ground Lease Agreement (as amended, restated, modified, and supplemented, the "GROUND LEASE") dated as of September 15, 1998, executed by Sublandlord and Brazos Automotive Properties, L.P. ("BRAZOS");

         WHEREAS, the Sublandlord desires to extend the Termination Date of that certain of that certain Facilities Lease Agreement dated as of September 15, 1998, executed by Sublandlord and Brazos (as amended, restated, modified, and supplemented, the "FACILITIES LEASE");

         WHEREAS, Brazos has agreed to such extension of the Ground Lease and Facilities Lease; and

         WHEREAS, Sublandlord and Subtenant desire the term of Sublease be the same as the Ground Lease and Facilities Lease.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the undersigned parties agree as follows:

         Section 1. Defined Terms. All capitalized terms used in this Amendment but not defined in this Amendment shall have the meanings set forth in the Sublease.

         Section 2. Sublease Amendments.

         (a) The following sentence is inserted at the end of the first paragraph:

                "Capitalized terms used herein but not defined herein shall have the meanings given to them in the Lease."

         (b) Section 2 is hereby deleted in its entirety, and the following is substituted in place thereof:

                "2. Term. The term (the "TERM") of this Sublease shall commence on the date hereof, or such later date on which Landlord shall consent in writing to this Sublease (the "COMMENCEMENT DATE") and shall expire on September 30, 2008 (the "EXPIRATION DATE"), unless sooner terminated as hereinafter provided."

First Amendment to Agreement of Sublease-Page 1

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         Section 3. Conditions. This Amendment shall not be effective unless and until:

         (a) The Sublandlord has received counterparts of this Amendment and such related documentation it or its counsel shall determine in their reasonable discretion, in form and substance satisfactory to the Sublandlord, duly executed and delivered by the Subtenant and the Sublandlord, as applicable;

         (b) The Sublandlord has received certified resolutions of the Subtenant approving this Amendment and the other documents executed in connection herewith; and

         (c) The Sublandlord has received a certificate of the Subtenant certifying, as of the Effective Date, the names and true signatures of persons authorized to sign this Amendment on behalf of the Subtenant.

         Section 4. Effect. Except as otherwise expressly modified hereby, all terms and provisions of the Sublease are hereby ratified and confirmed and shall be and shall remain in full force and effect, enforceable in accordance with their terms.

         Section 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         Section 6. Binding Effect. This Amendment shall become effective when it shall have been executed by, and it thereafter shall be binding upon and inure to the benefit of, the Sublandlord and the Subtenant and their respective successors and assigns.

         Section 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         [THE REMAINDER OF THIS PAGE HAS BEEN LEFT INTENTIONALLY BLANK.]

First Amendment to Agreement of Sublease-Page 2

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EXECUTED as of the Effective Date.

                    MONRO MUFFLER BRAKE, INC., a New York corporation

                    By: /s/ Catherine D'Amico
                        --------------------------------------------------------
                         Catherine D'Amico,
                         Executive Vice President of Finance, Chief Financial Officer and Treasurer

                    MONRO LEASING, LLC,
                    a Delaware limited liability company,
                    as Lessee

                    By: Monro Muffler Brake, Inc.,
                        its Sole Member

                         By: /s/ Catherine D'Amico
                            ---------------------------------------------------
                               Catherine D'Amico,
                               Executive Vice President of Finance, Chief
                               Financial Officer and Treasurer

Brazos Automotive Properties, L.P., as Landlord, has executed this Amendment solely for the purpose of consenting to the term contained therein.

BRAZOS AUTOMOTIVE PROPERTIES, L.P.

By: Brazos Automotive Properties Management, Inc.,
    its General Partner

     By: /s/ Gregory C. Greene
        ---------------------------------
             Gregory C. Greene, President

First Amendment to Agreement of Sublease-Signature Page